Exhibit 99.1

Contacts:

Media: Lauren Burk at 703-469-1004 or lburk@fbr.com

Investors: Kurt Harrington at 703-312-9647 or kharrington@fbr.com

FBR Announces First Quarter 2006 Financial Results

Net After-Tax Income of $26.6 Million or $0.16 per Share

ARLINGTON, Va., April 26, 2006 – Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR) today announced its results for the quarter ended March 31, 2006. Net income after tax for the quarter was $26.6 million, or $0.16 per share (diluted), compared to after-tax earnings of $24.4 million, or $0.14 per share (diluted) for the first quarter of 2005.

Net revenues for the quarter were $176.8 million, an increase of 8.5% from the $163.0 million in net revenues in the first quarter of 2005. Book value per share as of March 31, 2006 was $7.60, and book value per share net of Accumulated Other Comprehensive Income (AOCI)1 was $7.63.

These results reflect continued solid performance by FBR’s capital markets group, a substantial improvement in the results of the Company’s non-conforming mortgage subsidiaries, and better returns on FBR’s principal investment portfolios.

Capital Markets

In the first quarter of 2006, FBR helped raise $8.3 billion for its clients in 21 transactions, 14 of which it lead managed. In addition, FBR advised on four merger and acquisition assignments. Investment banking revenues for the quarter totaled $69.2 million, down from $88.0 million in the first quarter of 2005.

Trends in the first quarter of 2006 were in many respects similar to those seen in 2005 – a broadening capital markets franchise with leading equity underwriting positions in a growing number of key industries. In particular, the insurance and energy groups performed well. Following 2005, when FBR was the #1 book-running manager for the year for initial public offerings and 144A common stock private placements combined, FBR maintained a market leading position with a #2 ranking in these offerings for the first quarter of 2006.2

Institutional brokerage revenues, net of related interest expense, rose 14% from $27.8 million in the first quarter of 2005 to $31.7 million in the quarter just ended. FBR continues to be successful at minimizing the impact of industry cost pressures by maintaining and strengthening relationships with mid-sized buy-side firms that value both quality research and trading expertise.

Principal Investment and Mortgage Finance

The steps FBR took to reposition its principal investment portfolios in the fourth quarter of 2005 have given the firm greater liquidity and a broader range of investment options going forward. FBR expects to see gradual improvement in returns on its investments in mortgage securities as it continues to redeploy the $450 million of capital invested in this portfolio.

Mortgage Portfolios

The repositioning of FBR’s principal investment portfolio was substantially completed by the end of February 2006. At the close of the first quarter of 2006, FBR had sold mortgage-backed securities valued at $7.0 billion, effectively completing the liquidation phase of the repositioning. For the quarter, the mortgage securities portfolio yield was 4.54% with a corresponding cost of funds of 4.45%. At the end of the quarter, the balance of the mortgage securities portfolio was approximately $900 million. As a result of the portfolio repositioning, the Company recorded net realized gains of $4.5 million from the sale of mortgage securities and loans.

The Company’s investments in non-conforming mortgage loans averaged $6.6 billion with an average coupon of 7.26%, a one-month CPR of 33.5, and an ending net premium of $137.4 million, including deferred net origination costs. The net yield for the quarter was 6.78% with a corresponding cost of funds of 5.15%. Pre-provision net interest margin totaled 98 basis points, net of 24 basis points of mortgage insurance costs.

In the first quarter of 2006, First NLC (FNLC) narrowed its loss margin substantially, generating a pre-tax loss from its operating activities of $4.8 million compared to a pre-tax loss of $23.5 million in the fourth quarter of 2005. Importantly, FNLC achieved a cost to originate of 174 basis points during the month of March. The cost to originate for the full quarter was 210 basis points. As a result of cost cutting and other initiatives undertaken by FNLC during the quarter, FBR now expects FNLC to return to profitability in the second quarter of 2006.

Merchant Banking

During the first quarter, the merchant banking and long-term investments portfolio generated total income of $17.4 million – comprising $3.7 million in dividends and $13.7 million in net realized gains. During the quarter, FBR made four new merchant banking investments totaling $37.5 million.

The total value of FBR’s merchant banking portfolio and other long-term investments at the end of the quarter was $306.0 million compared to $347.6 million as of December 31, 2005. Of this total, $263.9 million was held in the merchant banking and long-term investments portfolio and $42.1 million was held in alternative asset investments.

Asset Management

Base management fees for the first quarter were $5.1 million compared to base fees of $8.5 million in the first quarter of 2005. Incentive allocations and fees rose to $1.0 million from a negative $0.4 million in the comparable quarter of 2005. Total funds under management were $2.4 billion as of March 31, 2006, down from $3.1 billion on March 31, 2005. Mutual fund assets currently managed by FBR Investment Management totaled $1.8 billion at March 31, 2006, compared to $2.2 billion at the close of the first quarter of 2005. In the first quarter, mutual fund assets rose 1.5% over year-end 2005 levels.3

The firm will host an earnings conference call tomorrow morning, Thursday, April 27, 2006 at 9:00 A.M. U.S. EDT. Investors wishing to listen to the conference call may do so via the web at: http://phx.corporate-ir.net/phoenix.zhtml?c=71352&p=irol-irhome.

Replays of the webcast will be available following the call.

Friedman, Billings, Ramsey Group, Inc. provides investment banking*, institutional brokerage*, asset management, and private wealth through its operating subsidiaries and invests in mortgage-related assets and merchant banking opportunities. FBR focuses capital and financial expertise on eight industry sectors: consumer, diversified industrials, energy and natural resources, financial institutions, healthcare, insurance, real estate, and technology, media and telecommunications. FBR is headquartered in the Washington, D.C. metropolitan area with offices in Arlington, Va., Boston, Dallas, Denver, Houston, Irvine, London, New York, Phoenix and San Francisco. Friedman, Billings, Ramsey Group, Inc. is the parent company of First NLC Financial Services, Inc., a non-conforming residential mortgage originator headquartered in Deerfield Beach, Florida. For more information, visit http://www.fbr.com.

*	Friedman, Billings, Ramsey & Co., Inc.

[1]	Accumulated Other Comprehensive Income (AOCI) includes changes in the value of available-for-sale securities and cash flow hedges. FBR believes that such changes represent temporary market fluctuations, are not reflective of the market strategy, and, therefore, the exclusion of AOCI provides a reasonable basis for calculating returns.

[2]	Source: Dealogic. Relates to total deal value of all common stock of U.S. issuers offered in IPOs or transactions exempt from SEC registration pursuant to Rule 144A; priced between 1/1/05 and 12/31/05 and 1/1/06 and 3/31/06, respectively, with apportioned credit to all book-runners. Includes only rank-eligible transactions.

[3]	Excluding two mutual funds sold in the first quarter of 2006 that had assets of $61.2 million as of year-end 2005.

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the Company’s Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

Financial data follows.

# # #

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Quarter ended March 31,
	2006	%	2005	%
REVENUES:
Investment banking:
Capital raising	$66,335	37.5%	$86,813	53.3%
Advisory	2,869	1.6%	1,138	0.7%
Institutional brokerage:
Principal transactions	6,625	3.7%	5,627	3.5%
Agency commissions	23,408	13.2%	22,157	13.6%
Mortgage trading interest	17,650	10.0%	—	0.0%
Mortgage trading net investment loss	(1,237)	-0.7%	—	0.0%
Asset management:
Base management fees	5,097	2.9%	8,468	5.2%
Incentive allocations and fees	1,008	0.6%	(375)	-0.2%
Principal investment:
Interest	149,126	84.3%	98,896	60.7%
Net investment income (loss)	25,281	14.3%	(3,858)	-2.4%
Dividends	3,699	2.1%	3,440	2.1%
Mortgage Banking:
Interest	25,059	14.2%	9,492	5.8%
Net investment income	10,738	6.1%	3,481	2.1%
Other	3,041	1.7%	2,496	1.5%

Total revenues	338,699	191.5%	237,775	145.9%
Interest expense	153,483	86.8%	74,822	45.9%
Provision for loan losses	8,392	4.7%	—	0.0%

Revenues, net of interest expense and provision for loan losses	176,824	100.0%	162,953	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	83,497	47.2%	75,799	46.5%
Professional services	14,265	8.1%	13,650	8.4%
Business development	14,085	8.0%	15,438	9.5%
Clearing and brokerage fees	2,316	1.3%	2,032	1.2%
Occupancy and equipment	11,242	6.3%	5,724	3.5%
Communications	5,607	3.2%	4,032	2.5%
Other operating expenses	20,977	11.9%	16,294	10.0%

Total non-interest expenses	151,989	86.0%	132,969	81.6%

Net income before income taxes	24,835	14.0%	29,984	18.4%
Income tax (benefit) provision	(1,719)	-1.0%	5,572	3.4%

Net income	$26,554	15.0%	$24,412	15.0%

Basic earnings per share	$0.16		$0.15

Diluted earnings per share	$0.16		$0.14

Weighted average shares - basic	170,728		168,334

Weighted average shares - diluted	171,031		169,458

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	Q-1 06	For the year ended 31-Dec-05	Q-4 05	Q-3 05	Q-2 05	Q-1 05
Revenues
Investment banking:
Capital raising	$66,335	$356,753	$88,866	$86,035	$95,039	$86,813
Advisory	2,869	17,759	7,415	3,026	6,180	1,138
Institutional brokerage:
Principal transactions	6,625	17,950	3,788	4,348	4,680	5,627
Agency commissions	23,408	82,778	21,006	20,445	18,677	22,157
Mortgage trading interest	17,650	30,859	19,555	11,304	—	—
Mortgage trading net investment loss	(1,237)	(3,820)	(1,419)	(2,401)	—	—
Asset management:
Base management fees	5,097	30,348	6,153	7,914	7,813	8,468
Incentive allocations and fees	1,008	1,929	742	832	730	(375)
Principal investment:
Interest	149,126	549,832	189,811	144,401	116,724	98,896
Net investment income (loss)	25,281	(239,754)	(258,500)	4,866	17,738	(3,858)
Dividends	3,699	36,622	16,039	8,772	8,371	3,440
Mortgage Banking:
Interest	25,059	87,958	30,965	29,383	18,118	9,492
Net investment income (loss)	10,738	13,741	(21,899)	17,600	14,559	3,481
Other	3,041	12,351	3,024	3,376	3,455	2,496

Total revenues	338,699	995,306	105,546	339,901	312,084	237,775
Interest expense	153,483	546,313	211,393	156,373	103,725	74,822
Provision for loan losses	8,392	14,291	8,263	4,890	1,138	—

Revenues, net of interest expense and provision for loan losses	176,824	434,702	(114,110)	178,638	207,221	162,953

Non-interest expenses
Compensation and benefits	83,497	331,492	87,330	88,348	80,015	75,799
Professional services	14,265	66,550	16,556	16,158	20,186	13,650
Business development	14,085	46,648	10,433	8,815	11,962	15,438
Clearing and brokerage fees	2,316	8,882	2,447	2,363	2,040	2,032
Occupancy and equipment	11,242	34,044	10,151	9,397	8,772	5,724
Communications	5,607	20,634	5,741	5,561	5,300	4,032
Other operating expenses	20,977	70,679	24,984	16,861	12,540	16,294

Total non-interest expenses	151,989	578,929	157,642	147,503	140,815	132,969

Net income (loss) before income taxes	24,835	(144,227)	(271,752)	31,135	66,406	29,984
Income tax (benefit) provision	(1,719)	26,683	(142)	8,090	13,163	5,572

Net income (loss)	$26,554	$(170,910)	$(271,610)	$23,045	$53,243	$24,412

Net income (loss) before income taxes as a percentage of net revenue	14.0%	-33.2%	238.1%	17.4%	32.0%	18.4%
ROE (annualized)	8.2%	-11.9%	-80.5%	6.3%	14.3%	6.4%
ROE (annualized-excluding AOCI) (1)	8.1%	-11.7%	-74.7%	5.9%	13.8%	6.0%
Total shareholders’ equity	$1,301,949	$1,304,170	$1,304,170	$1,394,137	$1,519,021	$1,458,861
Total shareholders’ equity, net of AOCI (1)	$1,306,450	$1,305,147	$1,305,147	$1,603,305	$1,631,955	$1,629,293
Basic earnings (loss) per share	$0.16	$(1.01)	$(1.60)	$0.14	$0.31	$0.15
Diluted earnings (loss) per share	$0.16	$(1.01)	$(1.60)	$0.14	$0.31	$0.14
Ending shares outstanding (in thousands)	171,236	170,264	170,264	169,891	169,617	169,214
Book value per share	$7.60	$7.66	$7.66	$8.21	$8.96	$8.62
Book value per share, net of AOCI (1)	$7.63	$7.67	$7.67	$9.44	$9.62	$9.63

	Q-1 06	For the year ended 31-Dec-05	Q-4 05	Q-3 05	Q-2 05	Q-1 05
Gross assets under management (in millions)
Managed accounts	$383.9	$463.4	$463.4	$437.2	$510.4	$242.4
Hedge & offshore funds	136.6	154.3	154.3	239.0	463.1	601.1
Mutual funds	1,849.5	1,883.3	1,883.3	2,078.1	2,185.0	2,213.9
Private equity and venture capital funds	50.5	56.2	56.2	42.7	41.3	69.5

Total	$2,420.5	$2,557.2	$2,557.2	$2,797.0	$3,199.8	$3,126.9

Net assets under management (in millions)
Managed accounts	$380.9	$329.5	$329.5	$255.5	$257.3	$223.0
Hedge & offshore funds	125.4	150.5	150.5	227.8	401.1	490.3
Mutual funds	1,843.4	1,872.8	1,872.8	2,069.9	2,176.6	2,204.2
Private equity and venture capital funds	49.1	46.8	46.8	39.9	37.8	66.3

Total	$2,398.8	$2,399.6	$2,399.6	$2,593.1	$2,872.8	$2,983.8

Employee count	2,531	2,449	2,449	2,455	2,226	2,123

(1)	Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

3

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) (Unaudited)

	31-Mar-06	31-Dec-05
ASSETS
Cash and cash equivalents	$188,714	$238,615
Restricted cash	5,020	6,101
Receivables	278,697	259,519
Investments:
Mortgage-backed securities, at fair value	892,159	8,002,561
Loans held for investment, net	6,254,819	6,841,266
Loans held for sale, net	914,442	963,807
Long-term investments	305,992	347,644
Reverse repurchase agreements	179,983	283,824
Trading securities, at fair value	1,252,485	1,032,638
Due from clearing broker	81,350	71,065
Derivative assets, at fair value	92,723	70,636
Goodwill	162,765	162,765
Intangible assets, net	24,771	26,485
Furniture, equipment and leasehold improvements, net	44,328	46,382
Prepaid expenses and other assets	81,345	82,482

Total assets	$10,759,593	$18,435,790

LIABILITIES AND SHAREHOLDERS ’ EQUITY
Liabilities:
Trading account securities sold short but not yet purchased, at fair value	$153,058	$150,547
Commercial paper	423,020	6,996,950
Repurchase agreements	2,200,739	2,698,619
Securities purchased	23,786	—
Derivative liabilities, at fair value	36,855	31,952
Dividends payable	34,747	34,588
Interest payable	11,310	12,039
Accrued compensation and benefits	43,301	82,465
Accounts payable, accrued expenses and other liabilities	80,593	82,576
Temporary subordinated loan payable	—	75,000
Securitization financing for loans held for investment, net	6,126,317	6,642,198
Long-term debt	323,918	324,686

Total liabilities	9,457,644	17,131,620

Shareholders’ equity:
Common stock, 173,848 and 172,854 shares	1,738	1,729
Additional paid-in capital	1,557,713	1,547,128
Employee stock loan receivable including accrued interest (551 shares)	(4,081)	(4,018)
Deferred compensation	(17,467)	(15,602)
Accumulated other comprehensive loss	(4,501)	(977)
Accumulated deficit	(231,453)	(224,090)

Total shareholders’ equity	1,301,949	1,304,170

Total liabilities and shareholders’ equity	$10,759,593	$18,435,790